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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)   November 23, 1999
                                                      --------------------------

ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 1999-8)

                   ABN AMRO Mortgage Corporation Series 1999-8
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          333-85443-02                                   363886007
-------------------------------------    ---------------------------------------
     (Commission File Number)               (I.R.S. Employer Identification No.)

     181 West Madison Street
     Chicago, Illinois                                    60602
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     (Address of Principal Executive Offices)           (Zip Code)

                                  248-643-2530
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Description of the Certificates and the Mortgage Pool.

     On November 23, 1999, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 1999-8 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1 dated as of November 1, 1999, among ABN AMRO Mortgage Corporation as depositor (the "Depositor"), ABN AMRO Mortgage Group, Inc. as servicer and Chase Bank of Texas, National Association as trustee. The Certificates consist of fourteen classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", "Class A-6 Certificates", the "Class A-7 Certificates", the "Class A-8 Certificates", the "Class A-9 Certificates", the "Class A-10 Certificates", the "Class A-11 Certificates", the "Class A-12 Certificates", "Class A-13 Certificates", the "Class A-14 Certificates", the "Class A-15 Certificates", the "Class A-P Certificates", the "Class A-X Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on November 1, 1999 (the "Cut-off Date"), an aggregate principal balance of approximately $297,084,786 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from ABN AMRO Mortgage Group, Inc. ("AAMGI") pursuant to a Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement") dated November 23, 1999, attached hereto as Exhibit 4.2, between AAMGI as seller and the Depositor as purchaser. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated October 12, 1999, and a Prospectus Supplement, dated November 22, 1999, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated March 19, 1999, attached hereto as Exhibit 1.1, among the Depositor, Standard Federal Bancorporation, Inc. ("Standard Federal Bancorporation"), Lehman Brothers Inc. ("Lehman Brothers") and ABN AMRO Incorporated ("AAI") (Lehman Brothers and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated November 21, 1999, attached hereto as
Exhibit 1.2, among the Depositor, Standard Federal Bancorporation and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to Lehman Brothers as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated November 23, 1999 among the Depositor, Standard Federal Bancorporation and the Initial Purchaser.

     Each Class of Certificates will have an initial certificate principal balance ("Certificate Principal Balance") or a certificate notional balance ("Certificate Notional Balance"). Class A-1 Certificates, evidencing an initial aggregate Certificate Balance of $64,100,000. Class A-2 Certificates, evidencing an initial aggregate Certificate Balance of $33,000,000. Class A-3 Certificates, evidencing an initial aggregate Certificate Balance of $18,780,000. Class A-4 Certificates, evidencing an initial aggregate Certificate Balance of $25,000,000. Class A-5 Certificates, evidencing an initial aggregate Certificate Balance of $38,991,000. Class A-6 Certificates, evidencing an initial aggregate Notional Amount of $20,000,000. Class A-7 Certificates, evidencing an initial aggregate Certificate Balance of $20,000,000. Class A-8 Certificates, evidencing an initial aggregate Certificate Balance of $2,000,000. Class A-9 Certificates, evidencing an initial aggregate Certificate Balance of $49,108,330. Class A-10 Certificates, evidencing an initial aggregate Certificate Balance of $3,519,000. Class A-11 Certificates, evidencing an initial aggregate Certificate Balance of $6,100,000.Class A-12 Certificates, evidencing an initial aggregate Certificate Balance of $2,300,000. Class A-13 Certificates, evidencing an initial aggregate Certificate Balance of $12,184,676. Class A-14


                                       2




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Certificates, evidencing an initial aggregate Notional Amount of $12,184,676.
Class A-15 Certificates, evidencing an initial aggregate Certificate Balance of $2,324,324. Class A-X Certificates, evidencing an initial aggregate Notional Amount of $6,308,111. Class A-P Certificates, evidencing an initial aggregate Certificate Balance of $2,929,194. Class M Certificates, evidencing an initial aggregate Certificate Balance of$7,427,000. Class B-1 Certificates, evidencing an initial aggregate Certificate Balance of $2,525,000. Class B-2 Certificates, evidencing an initial aggregate Certificate Balance of $1,189,000. Class B-3 Certificates, evidencing an initial aggregate Certificate Balance of $1,039,000. Class B-4 Certificates, evidencing an initial aggregate Certificate Balance of $446,000. Class B-5 Certificates, evidencing an initial aggregate Certificate Balance of $743,244. The Class R Certificate has an initial Certificate Principal Balance of $100.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits


EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   --------------------
1.1       Underwriting Agreement, dated as of March 19, 1999, among ABN AMRO
          Mortgage Corporation, Standard Federal Bancorporation, Inc., ABN AMRO
          Incorporated and Lehman Brothers Inc.

1.2       Terms Agreement, dated November 22, 1999, among ABN AMRO Mortgage
          Corporation, Standard Federal Bancorporation, Inc., ABN AMRO
          Incorporated and Lehman Brothers Inc.

4.1       Pooling and Servicing Agreement, dated as of November 1, 1999, among
          ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group,
          Inc. as servicer, and Chase Bank of Texas, National Association as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of November 23, 1999, between ABN AMRO Mortgage Group, Inc. and ABN AMRO Mortgage
          Corporation as purchaser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ABN AMRO MORTGAGE CORPORATION

                                            (Registrant)



Dated: December 1, 1999                 By: /s/ Maria Fregosi
                                           ---------------------------------
                                            Name:   Maria Fregosi
                                            Title:  Vice-President







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                                INDEX TO EXHIBITS



EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   --------------------
1.1       Underwriting Agreement, dated as of March 19, 1999, among ABN AMRO
          Mortgage Corporation, Standard Federal Bancorporation, Inc., ABN AMRO
          Incorporated and Lehman Brothers Inc. (Incorporated by reference to
          Exhibit 1.1 to ABN AMRO Mortgage Corporation's 8-K filed May 6, 1999 with respect to the ABN AMRO Mortgage Pass-Through Certificates Series
          1999-3.)

1.2       Terms Agreement, dated November 22, 1999, among ABN AMRO Mortgage
          Corporation, Standard Federal Bancorporation, Inc., ABN AMRO
          Incorporated and Lehman Brothers Inc.

4.1       Pooling and Servicing Agreement, dated as of November 1, 1999, among
          ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group,
          Inc. as servicer, and Chase Bank of Texas, National Association as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of November 23, 1999, between ABN AMRO Mortgage Group, Inc. and ABN AMRO Mortgage
          Corporation as purchaser.



                          STATEMENT OF DIFFERENCES
                          ------------------------

The section symbol shall be expressed as ............................. 'SS'
The dagger symbol shall be expressed as............................... 'D'